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                                Exhibit 10-3

             Purchase Agreement With Intercoast Financial, Inc.







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                           ACQUISITION AGREEMENT

    THIS ACQUISITION AGREEMENT is entered into as of the 30th day of April, 1996, by and between INTERCOAST FINANCIAL CORPORATION, a Florida corporation, (hereinafter "Acquiror"); and QUANTUM LEARNING SYSTEMS, INC., a Nevada corporation, to be known as Costa Rica International, Inc. (hereinafter referred to as "QLS").

                                  RECITALS

    QLS has certain subsidiaries as described in Exhibit A hereto (the "Subsidiaries") and various properties, rights and liabilities listed in Exhibit B hereto (the "Rights"), which are incorporated by reference hereto.

    The parties wish to reduce their understandings regarding the Subsidiaries and to the Rights to writing in this document and to be bound by the terms and conditions thereof.

    NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

                                 AGREEMENT

    1. ACQUISITION. QLS the owner of the Subsidiaries and the holder of the Rights. It is the intention of the parties hereto and by this Agreement that the Acquiror acquire the Subsidiaries and all of QLS's interests in and to the Rights in exchange for the sum of 50,000 in common shares of the QLS's restricted Common Stock to be paid by Acquiror to QLS, plus the indemnifications given as listed in Exhibit C hereto.

    2. EFFORTS TO VEST OWNERSHIP. Acquiror and QLS agree to use their best efforts to permit Acquiror to acquire full and unencumbered title to the Subsidiaries and the Rights.

    3. ACQUISITION OF RIGHTS. By this Agreement and as of the Closing Date, QLS hereby transfers, assigns and delivers all of its rights, title, and interest, of whatever nature, in and to the Rights. This transfer, assignment, and delivery includes all rights to receive distributions on the Rights. The Acquiror may take immediate possession and utilize the Rights as of the Closing Date.

    4. REPRESENTATIONS OF QUANTUM LEARNING SYSTEMS, INC. QLS hereby represents and warrants that, with respect to the Subsidiaries and the Rights to be transferred, effective this date and the Closing Date, the representations listed below are true and correct, to the best of its knowledge, information and belief. Said representations are meant and intended by all parties to apply to the Subsidiaries and the Rights.

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         (a)  QLS is the sole owner of the Subsidiaries and the Rights and has the unqualified right to transfer and dispose of the Subsidiaries and the Rights as of the Closing Date.

         (b) There are no liabilities, either fixed or contingent against the Subsidiaries or the Rights not reflected in Exhibit D hereto other than contracts or obligations in the ordinary and usual course of business; and no such contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of the Subsidiaries or the Rights, unless disclosed in Exhibit D hereto.

         (c) Prior to the Closing Date there will not be any negative material changes in the Subsidiaries or in the financial position of the Rights, except changes arising in the ordinary course of business, which changes will in no event adversely affect the financial position of said Subsidiaries or Rights.

         (d) To the best of QLS's knowledge, information and belief, neither the Subsidiaries nor the Rights is involved in any pending litigation or governmental investigation or proceeding not reflected in Exhibit D or otherwise disclosed in writing to Acquiror and, to the best knowledge of QLS, no litigation, claims, assessments, or governmental investigation or proceeding is otherwise threatened against the Subsidiaries or the Rights.

         (e) Except as disclosed on any Exhibit, QLS has not breached any agreement to which it is a party which relates to the Subsidiaries or the Rights.

         (f) The execution of this Acquisition Agreement will not violate or breach any agreement, contract, or commitment to which QLS is a party and has been duly authorized by all appropriate and necessary action.

         (g) At the date of this Agreement, QLS has, and at the Closing Date hereof, will have to the best of each's knowledge, disclosed all events, conditions and facts materially affecting the business and prospects of Subsidiaries and the Rights. QLS has not now and will not have, at the Closing Date, withheld knowledge of any such events, conditions, and facts which each knows, or has reasonable grounds to know, may materially affect, directly or indirectly, the business and prospects of the Subsidiaries or the Rights.

    5. REPRESENTATIONS OF ACQUIROR. Acquiror hereby represents and warrants as follows:

         (a) The officers of Acquiror are duly authorized to execute this Agreement and have taken all actions required by law and agreements, charters, and bylaws, to properly and legally execute this Agreement.

         (b) As of the Closing Date and date hereof, Acquiror is duly organized, validly existing and in good standing under the laws of the State of Florida; it has the corporate power to own the Subsidiaries and the Rights and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required.

    6. CLOSING DATE. The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but is expected to be August 5, 1996. This Agreement is executed by the parties and effective from and as of August 5, 1996.

    7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF QLS. All obligations of QLS under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

         (a) The representations and warranties by or on behalf of Acquiror contained in this Agreement or in any certificate or document delivered to QLS pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

         (b) Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing on the Closing Date.

         (c) The Directors of Acquiror shall have approved this transaction and such other reasonable matters as requested by QLS as pertaining to this transaction.

         (d) All instruments and documents delivered to QLS pursuant to the provisions hereof shall be reasonably satisfactory to QLS.

    8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACQUIROR. All obligations of the Acquiror under this Agreement are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

         (a) The representations and warranties by QLS contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

         (b) QLS shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (c) QLS shall deliver to the Acquiror a letter commonly known as an "investment letter" agreeing that the shares of Acquiror are being acquired for investment purposes, and not with a view to resale.

    9. INDEMNIFICATION. Within the period provided in paragraph 10 herein and in accordance with the terms of that paragraph, each party to this Agreement, shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any misrepresentations, breach of covenant or warranty or non-fulfillment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same.

    10. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

    11. DOCUMENTS AT CLOSING. Between the date hereof and the date of Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

         (a) QLS will deliver, or cause to be delivered, to Acquiror the following:

              (1)  such executed documents as required by this Agreement.

              (2) certified copies of resolutions by QLS's Board of Directors authorizing this transaction;

              (3) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

         (b)  Acquiror will deliver or cause to be delivered to QLS:

              (1)  the consideration as required under this Agreement.

              (2) certified copies of resolutions by Acquiror's Board of Directors authorizing this transaction;

              (3) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.

    12.       MISCELLANEOUS.

         (a) FURTHER ASSURANCES. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the Subsidiaries or any Rights transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         (b) WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         (c) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, to the following:

                   INTERCOAST FINANCIAL CORPORATION
                   1111 S.W. 17th Street
                   Ocala, Florida 34474

                   QUANTUM LEARNING SYSTEMS, INC., INC.
                   1111 S.W. 17th Street
                   Ocala, Florida 34474

         (d) HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (e) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (f) GOVERNING LAW. This Agreement was negotiated and is being contracted for in the State of Florida, and shall be governed by the laws of the State.

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         (g)  BINDING EFFECT AND ASSIGNMENT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns. This Agreement may be assigned by either party; provided, however, that the appropriate permission has been given by those governmental entities whose permission may be necessary to effect the performance of this Agreement.

         (h)  TIME. Time is of the essence.

         (i) SEVERABILITY. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                             INTERCOAST FINANCIAL CORPORATION


                                  By:       ///Signed///
                                     -----------------------------------------
                                            Authorized Officer


                             QUANTUM LEARNING SYSTEMS, INC.



                                  By:     ///Signed///
                                     -----------------------------------------
                                            Authorized Officer

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                                 EXHIBIT A

                             SUBSIDIARIES LIST

CAMBRIDGE ACADEMY, INC.

QUANTUM LEARNING SYSTEMS, INC., a Florida corporation, also known as Sentient, Inc.

CURRENT CONCEPT SEMINARS, INC.


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                                 EXHIBIT B


      PROPERTY AND RIGHTS TO BE TRANSFERRED PURSUANT TO THIS AGREEMENT:



Any and all tangible and/or intangible property owned by the subsidiaries described in Exhibit A and any and/or all tangible or intangible property owned by Quantum Learning Systems, Inc., the Nevada corporation and held outside the subsidiaries, to include but not limited to the following:

         1) That certain note owned by QLS, Nevada for the sale of the Texas subsidiaries, commonly call the Young's note; and

         2) That certain lawsuit in Texas known as Chamberlain, et al; and

         3) Any other asset owned or due QLS, Nevada on or before April 30,
         1996

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                                 EXHIBIT C

                              INDEMNIFICATION

                              INDEMNIFICATION

    FOR VALUE RECEIVED, the receipt of which is hereby acknowledged, the undersigned parties (hereafter collectively known as the Indemnifier) hereby agree to indemnify and hold harmless QUANTUM LEARNING SYSTEMS, INC. (to be known as Costa Rica International, Inc.), its officers, directors, employees, and agents (hereafter collectively known as the Indemnified Party) at all times after the date of this Indemnification against and in respect of any and all liability, damage or deficiency, actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from or relating to the assets and/or liabilities of Quantum Learning Systems, Inc. which have been transferred to INTERCOAST FINANCIAL, INC., a Florida corporation, under that certain Acquisition Agreement dated April 30, 1996, which closed effective on August 5, 1996. This indemnification shall be effective from April 30, 1996 and shall specifically include, but not be limited to the following:

(i) against any and all liability, damage or deficiency, actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, whatsoever including to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such loss, liability, claim, damage and expense whatsoever; and

(ii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by COSTA RICA INTERNATIONAL, INC.) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding, including but not limited to, by any governmental agency or body, commenced or threatened, or any other claim whatsoever based upon any such loss, liability, claim, damage and expense whatsoever.

    Each Indemnified Party shall give prompt notice to each Indemnifier of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify each Indemnifier shall not relieve it from any liability which it may have otherwise than on account of this Indemnity. An Indemnifier may participate at its own expense in the defense of such action.
In no event shall an Indemnifier be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

    If the indemnification provided for herein is unavailable to or insufficient to hold harmless an Indemnified Party hereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifier shall in lieu of indemnifying such Indemnified Party contribute jointly and severally to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof). The amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses to which such Indemnified Party is entitled hereunder.

    IN WITNESS WHEREOF, the parties hereby execute this Indemnification this 30th day of September, 1996.

                                       INDEMNIFIERS:

                                       INTERCOAST FINANCIAL, INC.


                                       By             ///Signed///
                                         -------------------------------------
                                                    Authorized Officer


                                                      ///Signed///
                                       ---------------------------------------
                                                    James K. Isenhour
                                                    Individually


STATE OF    SAN JOSE     )
                         )  SS:
COUNTY OF   LA URUCA     )
REPUBLIC OF COSTA RICA

    On this 30 day of September, 1996, before me, a Notary Public, personally appeared J. Kirk Isenhour who acknowledged that he executed the above instrument in the capacities as set forth therein.

                                                      ///Signed///
                                       ---------------------------------------
                                       NOTARY PUBLIC

My Commission Expires: Duly in exercise



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                                 EXHIBIT D

                       LIABILITIES AND CONTINGENCIES


                                    NONE